EXHIBIT 99.1

For more information, please contact:
Bill Davis, Perficient, 314-529-3555
bill.davis@perficient.com

 PERFICIENT REPORTS FIRST QUARTER 2017 RESULTS
~ Company reaffirms full-year revenue and earnings guidance;
expects second quarter sequential earnings growth of more than 100 percent ~

ST. LOUIS (May 4, 2017) – Perficient, Inc. (NASDAQ: PRFT) (“Perficient”), a leading information technology and management consulting firm serving Global 2000® and other large enterprise customers throughout North America, today reported its financial results for the quarter ended March 31, 2017.

Financial Highlights

For the quarter ended March 31, 2017:
•	Revenue decreased 10% to $111.0 million from $123.8 million for the first quarter 2016;
•	Services revenue decreased 8% to $100.9 million from $109.7 million for the first quarter 2016;
•	Gross margin decreased 10% to $36.1 million from $40.2 million for the first quarter 2016;
•	Net income decreased 50% to $2.7 million from $5.4 million for the first quarter 2016;
•	GAAP earnings per share results on a fully diluted basis decreased to $0.08 from $0.16 for the first quarter 2016;
•
Adjusted earnings per share results (a non-GAAP measure; see attached schedule, which reconciles to GAAP earnings per share) on a fully diluted basis decreased to $0.24 from $0.29 for the first quarter 2016; and

•	EBITDAS (a non-GAAP measure; see attached schedule, which reconciles to GAAP net income) decreased to $14.1 million from $17.2 million for the first quarter 2016.

“We expect solid year-to-date bookings, coupled with a strong pipeline, to drive accelerating momentum in the second quarter and second half of 2017,” said Jeffrey Davis, chief executive officer and president. “That business strength, coupled with several precise and prescriptive strategic internal initiatives underway, will drive meaningful margin expansion in the quarters ahead.”

Other Highlights

Among other recent achievements, Perficient:

•	Became one of only six Adobe Premier Partners worldwide;
•
Received the prestigious 2017 Magento Imagine Excellence Award for Best B2B Experience honoring Perficient Digital’s work with Carrier Enterprise on a website that improved the HVAC aftermarket parts retailer’s online sales and tripled online transactions;

•
Became one of only 10 Global Elite Consulting Partners for Xamarin, a leader in the native cross-platform application development market, emphasizing the ability to design and create award-winning apps that push boundaries and produce exceptional customer experiences;

•
Received two Web Marketing Association 2017 Internet Advertising Competition awards for innovative digital experiences delivered by Perficient Digital to Carhartt, the workwear clothing company, and The Henry Ford history museum;

•	Was honored by Sitecore with six Perficient colleagues named to the customer experience management company’s 2017 Most Valuable Professionals list; and
•
Added new customer relationships and follow-on projects with leading companies such as Ashley’s Furniture, Carrier Enterprise, DigitalGlobe, Emerson, Hulu, Joann’s Fabrics, Tokio Marine HCC, and VF Corp.

Business Outlook

The following statements are based on current expectations. These statements are forward-looking and actual results may differ materially. See “Safe Harbor Statement” below.

Perficient expects its second quarter 2017 services and software revenue, including reimbursed expenses, to be in the range of $111.0 million to $123.5 million, comprised of $106.0 million to $112.5 million of revenue from services, including reimbursed expenses, and $5.0 million to $11.0 million of revenue from sales of software. Second quarter adjusted earnings per share (a non-GAAP measure; see attached schedule which reconciles to GAAP earnings per share guidance) is expected to be in the range of $0.29 to $0.31.

 Perficient reaffirms its full year 2017 revenue guidance range of $485 million to $515 million, 2017 GAAP earnings per share guidance range of $0.60 to $0.75, and 2017 adjusted earnings per share guidance range of $1.17 to $1.31.

Conference Call Details

Perficient will host a conference call regarding first quarter 2017 financial results today at 10 a.m. Eastern.

WHAT: Perficient Reports First Quarter 2017 Results
WHEN: Thursday, May 4, 2017, at 10 a.m. Eastern
CONFERENCE CALL NUMBERS: 855-246-0403 (U.S. and Canada); 414-238-9806 (International)
PARTICIPANT PASSCODE: 4016678
REPLAY TIMES: Thursday, May 4, 2017, at 1 p.m. Eastern, through Thursday, May 11, 2017, at 1 p.m.
REPLAY NUMBER: 855-859-2056 (U.S. and Canada); 404-537-3406 (International)
REPLAY PASSCODE: 4016678

About Perficient
Perficient is the leading digital transformation consulting firm serving Global 2000® and enterprise customers throughout North America. With unparalleled information technology, management consulting, and creative capabilities, Perficient and its Perficient Digital agency deliver vision, execution, and value with outstanding digital experience, business optimization, and industry solutions. Our work enables clients to improve productivity and competitiveness; grow and strengthen relationships with customers, suppliers, and partners; and reduce costs. Perficient’s professionals serve clients from a network of offices across North America and offshore locations in India and China. Traded on the Nasdaq Global Select Market, Perficient is a member of the Russell 2000 index and the S&P SmallCap 600 index. Perficient is an award-winning Premier Level IBM business partner, a Microsoft National Service Provider and Gold Certified Partner, an Oracle Platinum Partner, an Adobe Premier Partner, and a Platinum Salesforce Consulting Partner. For more information, visit www.perficient.com.

Safe Harbor Statement
 Some of the statements contained in this news release that are not purely historical statements discuss future expectations or state other forward-looking information related to financial results and business outlook for 2017. Those statements are subject to known and unknown risks, uncertainties, and other factors that could cause the actual results to differ materially from those contemplated by the statements. The forward-looking information is based on management’s current intent, belief, expectations, estimates, and projections regarding our company and our industry. You should be aware that those statements only reflect our predictions. Actual events or results may differ substantially. Important factors that could cause our actual results to be materially different from the forward-looking statements include (but are not limited to) those disclosed under the heading “Risk Factors” in our most recently filed annual report on Form 10-K, and the following:

(1)    the possibility that our actual results do not meet the projections and guidance contained in this news release;
 (2)    the impact of the general economy and economic uncertainty on our business;
(3)   risks associated with uncertainties resulting from changes to policies and laws following the U.S. elections in November 2016;
 (4)    risks associated with the operation of our business generally, including:
a)	client demand for our services and solutions;
b)	maintaining a balance of our supply of skills and resources with client demand;
c)	effectively competing in a highly competitive market;
d)	protecting our clients’ and our data and information;
e)	risks from international operations including fluctuations in exchange rates;
f)	changes to immigration policies;
g)	obtaining favorable pricing to reflect services provided;
h)	adapting to changes in technologies and offerings;
i)	risk of loss of one or more significant software vendors;
j)	making appropriate estimates and assumptions in connection with preparing our consolidated financial statements;
k)	maintaining effective internal controls; and
l)	changes to tax levels, audits, investigations, tax laws or their interpretation;
(5)    legal liabilities, including intellectual property protection and infringement or the disclosure of personally identifiable information;
(6)    risks associated with managing growth organically and through acquisitions; and
 (7)    the risks detailed from time to time within our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. This cautionary statement is provided pursuant to Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements in this release are made only as of the date hereof and we undertake no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future.

PERFICIENT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in thousands, except per share data)

	Three Months Ended March 31,
	2017	2016
Revenues
Services	$100,888	$109,747
Software and hardware	6,998	9,476
Reimbursable expenses	3,133	4,620
Total revenues	111,019	123,843

Cost of revenues (exclusive of depreciation and amortization, shown separately below)
Project personnel costs	64,480	70,175
Software and hardware costs	5,965	7,412
Reimbursable expenses	3,133	4,620
Stock compensation	1,366	1,412
Total cost of revenues	74,944	83,619

Gross margin	36,075	40,224

Selling, general and administrative	23,368	24,473
Stock compensation	2,316	2,241
Total selling, general and administrative	25,684	26,714

Depreciation	1,259	1,192
Amortization	3,625	3,365
Acquisition costs	490	243
Adjustment to fair value of contingent consideration	158	238
Income from operations	4,859	8,472

Net interest expense	347	520
Net other (income) expense	(18)	103
Income before income taxes	4,530	7,849
Provision for income taxes	1,821	2,443
Net income	$2,709	$5,406

Basic earnings per share	$0.08	$0.16
Diluted earnings per share	$0.08	$0.16

Shares used in computing basic earnings per share	33,383	33,911
Shares used in computing diluted earnings per share	34,294	34,842

PERFICIENT, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)

	March 31, 2017 (unaudited)	December 31, 2016
ASSETS
Current assets:
Cash and cash equivalents	$10,887	$10,113
Accounts receivable, net	87,650	103,702
Prepaid expenses	4,721	3,353
Other current assets	5,924	5,331
Total current assets	109,182	122,499
Property and equipment, net	8,137	8,888
Goodwill	281,241	275,205
Intangible assets, net	46,764	45,115
Other non-current assets	5,210	4,869
Total assets	$450,534	$456,576

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$9,984	$18,416
Other current liabilities	22,956	27,637
Total current liabilities	32,940	46,053
Long-term debt	38,500	32,000
Other non-current liabilities	20,835	19,058
Total liabilities	$92,275	$97,111

Stockholders’ equity:
Common stock	$46	$46
Additional paid-in capital	385,280	379,094
Accumulated other comprehensive loss	(2,427)	(2,743)
Treasury stock	(136,859)	(126,442)
Retained earnings	112,219	109,510
Total stockholders’ equity	358,259	359,465
Total liabilities and stockholders’ equity	$450,534	$456,576

About Non-GAAP Financial Information
This news release includes non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (“GAAP”), please see the section entitled “About Non-GAAP Financial Measures” and the accompanying tables entitled “Reconciliation of GAAP to Non-GAAP Measures.”

About Non-GAAP Financial Measures
Perficient provides non-GAAP financial measures for EBITDAS (earnings before interest, income taxes, depreciation, amortization, stock compensation, acquisition costs, and adjustment to fair value of contingent consideration), adjusted net income, and adjusted earnings per share data as supplemental information regarding Perficient’s business performance. Perficient believes that these non-GAAP financial measures are useful to investors because they provide investors with a better understanding of Perficient’s past financial performance and future results. Perficient’s management uses these non-GAAP financial measures when it internally evaluates the performance of Perficient’s business and makes operating decisions, including internal operating budgeting, performance measurement, and the calculation of bonuses and discretionary compensation.  Management excludes stock-based compensation related to employee stock options and restricted stock awards, the amortization of intangible assets, acquisition costs, adjustments to the fair value of contingent consideration, net other income and expense, and income tax effects of the foregoing, when making operational decisions.

Perficient believes that providing the non-GAAP financial measures to its investors is useful because it allows investors to evaluate Perficient’s performance using the same methodology and information used by Perficient’s management. Specifically, adjusted net income is used by management primarily to review business performance and determine performance-based incentive compensation for executives and other employees. Management uses EBITDAS to measure operating profitability, evaluate trends, and make strategic business decisions.

Non-GAAP financial measures are subject to inherent limitations because they do not include all of the expenses included under GAAP and because they involve the exercise of discretionary judgment as to which charges are excluded from the non-GAAP financial measure. However, Perficient’s management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of EBITDAS, adjusted net income, and adjusted earnings per share. In addition, some items that are excluded from adjusted net income and adjusted earnings per share can have a material impact on cash. Management compensates for these limitations by evaluating the non-GAAP measure together with the most directly comparable GAAP measure. Perficient has historically provided non-GAAP financial measures to the investment community as a supplement to its GAAP results to enable investors to evaluate Perficient’s business performance in the way that management does. Perficient’s definition may be different from similar non-GAAP financial measures used by other companies and/or analysts.

The non-GAAP adjustments, and the basis for excluding them, are outlined below:

Amortization of Intangible Assets
Perficient has incurred expense on amortization of intangible assets primarily related to various acquisitions. Management excludes these items for the purposes of calculating EBITDAS, adjusted net income, and adjusted earnings per share. Perficient believes that eliminating this expense from its non-GAAP financial measures is useful to investors because the amortization of intangible assets can be inconsistent in amount and frequency, and is significantly impacted by the timing and magnitude of Perficient’s acquisition transactions, which also vary substantially in frequency from period to period.

Acquisition Costs
Perficient incurs transaction costs related to merger and acquisition-related activities which are expensed in its GAAP financial statements. Management excludes these items for the purposes of calculating EBITDAS, adjusted net income, and adjusted earnings per share.  Perficient believes that excluding these expenses from its non-GAAP financial measures is useful to investors because these are expenses associated with each transaction, and are inconsistent in amount and frequency causing comparison of current and historical financial results to be difficult.

Adjustments to Fair Value of Contingent Consideration
Perficient is required to remeasure its contingent consideration liability related to acquisitions each reporting period until the contingency is settled. Any changes in fair value are recognized in earnings. Management excludes these items for the purposes of calculating EBITDAS, adjusted net income, and adjusted earnings per share. Perficient believes that excluding these adjustments from its non-GAAP financial measures is useful to investors because they are related to acquisitions and are inconsistent in amount and frequency from period to period.

Stock-Based Compensation
Perficient incurs stock-based compensation expense under Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation. Perficient excludes stock-based compensation expense and the related tax effects for the purposes of calculating EBITDAS, adjusted net income, and adjusted earnings per share because stock-based compensation is a non-cash expense, which Perficient believes is not reflective of its business performance. The nature of stock-based compensation expense also makes it very difficult to estimate prospectively, since the expense will vary with changes in the stock price and market conditions at the time of new grants, varying valuation methodologies, subjective assumptions, and different award types, making the comparison of current results with forward-looking guidance potentially difficult for investors to interpret. The tax effects of stock-based compensation expense may also vary significantly from period to period, without any change in underlying operational performance, thereby obscuring the underlying profitability of operations relative to prior periods. Perficient believes that non-GAAP measures of profitability, which exclude stock-based compensation are widely used by analysts and investors.

PERFICIENT, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(unaudited)
(in thousands, except per share data)

	Three Months Ended March 31,
	2017	2016
GAAP Net Income	$2,709	$5,406
Adjustments:
Provision for income taxes	1,821	2,443
Amortization	3,625	3,365
Acquisition costs	490	243
Adjustment to fair value of contingent consideration	158	238
Stock compensation	3,682	3,653
Adjusted Net Income Before Tax	12,485	15,348
Adjusted income tax (1)	4,395	5,372
Adjusted Net Income	$8,090	$9,976

GAAP Earnings Per Share (diluted)	$0.08	$0.16
Adjusted Earnings Per Share (diluted)	$0.24	$0.29
Shares used in computing GAAP and Adjusted Earnings Per Share (diluted)	34,294	34,842

(1) The estimated adjusted effective tax rate of 35.2% and 35.0% for the three months ended March 31, 2017 and 2016, respectively, has been used to calculate the provision for income taxes for non-GAAP purposes.

PERFICIENT, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(unaudited)
(in thousands)

	Three Months Ended March 31,
	2017	2016
GAAP Net Income	$2,709	$5,406
Adjustments:
Provision for income taxes	1,821	2,443
Net interest expense	347	520
Net other (income) expense	(18)	103
Depreciation	1,259	1,192
Amortization	3,625	3,365
Acquisition costs	490	243
Adjustment to fair value of contingent consideration	158	238
Stock compensation	3,682	3,653
EBITDAS (1)	$14,073	$17,163

(1) EBITDAS is a non-GAAP performance measure and is not intended to be a performance measure that should be regarded as an alternative to or more meaningful than either GAAP operating income or GAAP net income.  EBITDAS measures presented may not be comparable to similarly titled measures presented by other companies.

PERFICIENT, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(unaudited)

	Q2 2017		Full Year 2017
	Low end of adjusted goal	High end of adjusted goal	Low end of adjusted goal	High end of adjusted goal
GAAP EPS	$0.15	$0.18	$0.60	$0.75
Non-GAAP adjustment (1):
Non-GAAP reconciling items	0.22	0.21	0.89	0.87
Tax effect of reconciling items	(0.08)	(0.08)	(0.32)	(0.31)
Adjusted EPS	$0.29	$0.31	$1.17	$1.31

(1) Non-GAAP adjustment represents the impact of amortization expense, stock compensation, acquisition costs, and adjustments to fair value of contingent consideration, net of the tax effect of these adjustments, divided by fully diluted shares. Perficient currently expects its Q2 2017 and full year 2017 GAAP effective income tax rate to be 33.5% and 34.0%, respectively.